UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2015

STR Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34529	27-1023344
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

10 Water Street
Enfield, Connecticut	06082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 272-4235

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.                                        Costs Associated with Exit or Disposal Activities.

On July 24, 2015, the Board of Directors of STR Holdings, Inc. (the “Company”) voted to close its Johor, Malaysia operating facility, effective August 2, 2015. The Company expects to incur approximately $1.0 million to $1.5 million of associated non-recurring severance and other exit costs during the second half of 2015.

A copy of the press release announcing the closure of the Malaysia facility is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.                                        Other Matters.

On July 27, 2015, the Company announced that the appointment of Mr. Qu Chao to the office of Vice President, Strategic Investment, and Mr. Kong Wiejie as Vice President, Business Developments and General Manager, China, effective August 1, 2015. Messrs. Qu and Kong are employees of Zhenfa Energy Group Co., Ltd. (“Zhenfa”), the parent of the Company’s majority stockholder, and/or its affiliates. Mr. Qu is also a member of the Company’s Board of Directors.

There are no arrangements or understandings between each of Messrs. Qu and Kong and any other person pursuant to which each was appointed as an officer of the Company. There have been no transactions nor are there any proposed transactions between the Company and each of Messrs. Qu and Kong that would require disclosure pursuant to Item 404(a) of Regulation S-K. Any compensation (including any agreement related thereto, if any) payable in connection with service of each of Messrs. Qu and Kong as an officer of the Company, including, but not limited to, any payments to Zhenfa or its affiliates by the Company or any subsidiary thereof with respect to such officer’s employment by the Company, will be determined by the Company’s management and the Compensation Committee of the Board of Directors, and will be required to be reviewed, evaluated and approved by the Company’s Special Committee of Continuing Directors.

A copy of the press release announcing the appointments is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release entitled “STR Holdings, Inc. Reports Plan to Close Its Malaysia Facility” issued by the Company on July 27, 2015.
99.2	Press release entitled “STR Holdings, Inc. Reports Appointment of Corporate Officers” issued by the Company on July 27, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STR Holdings, Inc.

Date: July 27, 2015	By:	/s/ JOSEPH C. RADZIEWICZ
Joseph C. Radziewicz
Vice President, Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release entitled “STR Holdings, Inc. Reports Plan to Close Its Malaysia Facility” issued by the Company on July 27, 2015.
99.2	Press release entitled “STR Holdings, Inc. Reports Appointment of Corporate Officers” issued by the Company on July 27, 2015.